UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Shaw Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT SHAREHOLDER INFORMATION YOUR VOTE COUNTS! ANNUAL MEETING OF SHAREHOLDERS January 25, 2012, 9:00 am CST Shaw Corporate Headquarters 4171 Essen Lane, Baton Rouge, Louisiana 70809 You can vote and obtain proxy materials online. Available 24/7 VOTING INSTRUCTIONS ARE LOCATED BELOW Shareholder Meeting Notice & Admission Ticket Important Notice Regarding the Availability of Proxy Materials for The Shaw Group Inc. Annual Meeting of Shareholders to be Held on January 25, 2012. The proxy materials for the annual meeting are available online. The Proposals to be voted on are listed below. Follow the instructions to view the materials and vote online. Your vote is important. To obtain a paper or e-mail copy of the proxy materials, follow the instructions on the reverse side. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the director nominees listed in Proposal 1, FOR Proposals 2-3 and Every 1 YEAR for Proposal 4: 1. Election of eight director nominees: J.M. Bernhard, Jr., James F. Barker, Thos. E. Capps, Daniel A. Hoffler, David W. Hoyle, Michael J. Mancuso, Albert D. McAlister and Stephen R. Tritch. 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2012. 3. Advisory vote on the compensation of our named executive officers. 4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at www.shawgrp.com. Easy On-Line Access – A Convenient Way to Vote! If you have access to the Internet, you can complete the process in a few easy steps: Step 1: Shareholders of record—go to https://secure.amstock.com/voteproxy/login2.asp Beneficial owners—go to www.proxyvote.com. Step 2: Enter control number printed on notice card. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences. Step 5: Make your voting selections as instructed on the screen and click the vote button to submit your vote.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 13, 2012, to facilitate timely delivery. You may still request paper copies of the materials after the date; however, your vote will not count if received after 11:59 pm CST on January 25, 2012, via the Internet or telephone or after 9:00 am CST on January 24, 2012, via a proxy card. Here’s how to order a copy of the proxy materials and select future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet or e-mail following the instructions below. If you request an e-mail copy of the materials, you will receive an e-mail with a link to view the materials on the Internet. PLEASE NOTE: You must use the control number printed on the notice card when requesting a set of proxy materials. Internet – Shareholders of record go to https://secure.amstock.com/voteproxy/login2.asp. Beneficial owners go to www.proxyvote.com. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. ? Telephone –Shareholders of record should call 1-888-776-9962 (domestic) or 1-718-921-8562 (internationally) and beneficial owners should call 1-800-579-1639 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. E-mail – Shareholders of record should send an e-mail to info@amstock.com and beneficial owners should send an email to sendmaterial@proxyvote.com with “Proxy Materials Shaw” in the subject line and include your full name and address, plus the control number located on the notice card. State in the e-mail whether you want a paper or e-mail copy of the current meeting materials. You can also state your preference for an e-mail or paper copy for future meetings. PLEASE NOTE —YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you. The Shaw Group Inc.’s Annual Meeting of shareholders will be held on January 25, 2012, at Shaw’s Corporate Headquarters, 4171 Essen Lane, Baton Rouge, Louisiana 70809, at 9:00 a.m. CST. If you plan to attend the annual meeting, please bring this admission ticket with you. This ticket admits a shareholder and one guest. All meeting attendees must present valid photo identification. For your safety, all personal items including bags, purses and briefcases are subject to inspection. The use of photographic and recording devices is prohibited in the building. Cell phone use is permitted only in the first floor lobby, No personal items, with the exception of purses, may be carried into the meeting area. The location is accessible to disabled persons and, upon request, we will provide wireless headsets for hearing amplification. Parking will be available in the guest parking lot located at 4171 Essen Lane, Baton Rouge, Louisiana 70809.

FAQ – Internet Availability of Proxy Materials The Securities and Exchange Commission (SEC) has issued rules requiring public companies to: Make proxy materials (such as the annual report and proxy statement) available on the Internet Notify shareholders how and where to access those materials online These rules allow companies to give shareholders more options for reviewing important proxy materials. Information can be made available to shareholders more quickly and conveniently – online document are easily searchable, enabling shareholders to quickly find the information they need to make informed voting decision. The new rules also allow companies to send a one-page notice to holders with instructions on how to access the material online, rather than sending a full set of materials. Our reasons for choosing the notice – only option are to: Adopt more sustainable practices and a more environmentally responsible – by shrinking our carbon footprint through reductions in ink and paper used in printing the fuel using in shipping Increase shareholder value – by reducing print and mail costs. Please refer to the information below to learn more and to find out what your options are as a shareholder to view materials and vote. What is on the one-page notice? The notice contains simple instruction on how to: Access and view the proxy materials online Vote your shares online Request a free set of printed materials Change delivery preferences for future proxy mailings DO retain the notice for future reference DO NOT mark your vote on the notice and return it; the notice is not a proxy card or ballot If I received only a one-page notice, how do I vote my shares? To vote your shares, follow the instructions on the notice to vote online. If you request a paper copy of the proxy materials, you’ll receive a proxy card with voting instructions. You may also vote your shares in person by bringing the notice with you an attending the meeting. If I received only a one-page notice, how do I request a full set of printed materials for this meeting or future proxy mailings? To request a free set of printed materials for this meeting or for future mailings, refer to the notice for detailed instructions on how to request a copy via Internet, telephone or email. If I received a full set of materials, may I request only a one-page notice for future proxy mailings? Our Company will make a decision for each meeting whether or not to use the notice-only option, and send notice-only mailings at our discretion. Can I elect to receive my proxy materials electronically? You may elect to receive materials via email for future mailings. You will receive the materials electronically if our Company chooses to offer email delivery in the future. To change your delivery preferences, follow the instruction on the notice. One of your key privileges as an investor is the right to vote on important matters that affect the company you own shares in. Please vote. Your vote is important to us and our business.

ANNUAL MEETING OF SHAREHOLDERS OF

THE SHAW GROUP INC.

January 25, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “https://secure.amstock.com/voteproxy/login2.asp” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote online/phone until 11:59 PM CST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice and Proxy Statement for the 2012 Annual Meeting of Shareholders

and the Annual Report on Form 10-K for the fiscal year ended August 31, 2011,

are available at www.shawgrp.com/AnnualMeeting.

iPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.i

¢    20833040000000001000   6                                                                                  012512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND FOR “1 YEAR” ON PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
1. Election of Directors, each for a one-year term:		2. Ratification of independent registered public accounting firm.		☐	☐	☐
	NOMINEES:	3. Approval, on an advisory basis, of the compensation of our named executive officers.		☐	☐	☐
☐ FOR ALL NOMINEES	O J.M. Bernhard, Jr. O James F. Barker		1 year	2 years	3 years	ABSTAIN
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Daniel A. Hoffler O David W. Hoyle	4. To recommend, by non-binding vote, the frequency of future executive compensation votes.	☐	☐	☐	☐
☐ FOR ALL EXCEPT (See instructions below)	O Michael J. Mancuso O Michael J. Mancuso
O Albert D. McAlister O Stephen R. Tritch O Thos. E. Capps

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR Items 1, 2 and 3, and for “1 YEAR” on item 4. Whether or not direction is made, this proxy, when properly executed and returned, will be voted in the best judgment of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any continuations, adjournments or postponements thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, each owner should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title.

Shareholders of record on December 5, 2011, are cordially invited to attend the Annual Meeting of the Shareholders to be held on January 25, 2012 at 9:00 am CST. You can find directions to our executive offices, which is where the Annual Meeting will be held, by visiting our website at www.shawgrp.com/AnnualMeeting.

I PLAN TO ATTEND MEETING  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ¢	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

THE SHAW GROUP INC.

To Be Held On:

January 25, 2012 at 9:00 a.m. CST

at Shaw Plaza, 4171 Essen Lane, Baton Rouge, Louisiana

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 1/13/12.

Please visit www.shawgrp.com/AnnualMeeting, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: (888-Proxy-NA) 888-776-9962 (for domestic callers) or 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your online proxy card, please visit
https://secure.amstock.com/voteproxy/login2.asp and follow the on-screen instructions. You may enter your voting instructions until 11:59 PM Central Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above.

1. Election of Directors, each for a one-year term:

     NOMINEES:

J.M. Bernhard, Jr.

James F. Barker

Daniel A. Hoffler

David W. Hoyle

Michael J. Mancuso

Albert D. McAlister

Stephen R. Tritch

Thos. E. Capps

Please note that you cannot use this notice to vote by mail.

2.      Ratification of independent registered public accounting firm.

3.      Approval, on an advisory basis, of the compensation of our named executive officers.

4.      To recommend, by non-binding vote, the frequency of future executive compensation votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND FOR “1 YEAR” ON PROPOSAL 4.

Shareholders of record on December 5, 2011, are cordially invited to attend the Annual Meeting of the Shareholders to be held on January 25, 2012 at 9:00 am CST. You can find directions to our executive offices, which is where the Annual Meeting will be held, by visiting our website at www.shawgrp.com/AnnualMeeting.

☐                     ¢

THE SHAW GROUP INC.

4171 Essen Lane

Baton Rouge, Louisiana 70809

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian K. Ferraioli and Regina N. Hamilton, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at Shaw Plaza, 4171 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. CST on Wednesday, January 25, 2012, or any continuations, adjournments or postponements thereof, and to vote all shares of common stock held of record by the undersigned on December 5, 2011, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any continuations, adjournments or postponements thereof.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 25, 2012

THE SHAW GROUP INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: December 05, 2011

Date: January 25, 2012 Time: 9:00 AM CST

Location:       The Shaw Group Inc.

4171 Essen Lane

Baton Rouge, Louisiana 70809

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

0000118661_1 R1.0.0.11699	See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report             2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:           sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 20, 2012 to facilitate timely delivery.

—  How To Vote   —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000118661_2 R1.0.0.11699

Voting Items

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors
Nominees
01 J.M. Bernhard, Jr.	02 James F. Barker	03 Daniel A. Hoffler	04 David W. Hoyle	05 Michael J. Mancuso
06 Albert D. McAlister	07 Stephen R. Tritch	08 Thos. E. Capps

The Board of Directors recommends you vote FOR the following proposal (s):

2	Ratification of independent registered public accounting firm.

3	Approval, on an advisory basis, of the compensation of our named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4	To recommend, by non-binding vote, the frequency of future executive compensation votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000118661_3    R1.0.0.11699

Voting Instructions

0000118661_4    R1.0.0.11699